                                                                   EXHIBIT 10(q)

                          REVOLVING CREDIT AGREEMENT
                          --------------------------

          THIS REVOLVING CREDIT AGREEMENT is made and entered into as of the first day of October, 1997, by and between SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership and SAUL SUBSIDIARY II LIMITED PARTNERSHIP, a Maryland limited partnership (hereinafter collectively called "BORROWER"); and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("AGENT") as agent for itself and for the other financial institutions (collectively, the "LENDERS") which may in the future become parties to that certain Intercreditor Agreement with Agent in its capacity as Agent and Lender (the "INTERCREDITOR AGREEMENT").

          WITNESSETH THAT, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                  DEFINITIONS
                                  -----------

For the purposes of this Agreement, the following terms shall have the following respective meanings, unless the context hereof clearly requires otherwise:

          Acquisition Costs:  All costs of acquiring Real Estate Assets,
          -----------------
including purchase price and reasonable and customary closing costs, as determined by Agent.

          Adjusted EBITDA: An amount equal to ninety seven percent (97%) of
          ---------------
EBITDA.

          Adjusted EBITDA/Debt Service Coverage Ratio:  The ratio obtained by
          -------------------------------------------
dividing Adjusted EBITDA by Debt Service.

          Adjusted Eurodollar Rate:  With respect to each Interest Period
          ------------------------
applicable to a Eurodollar Rate Advance, the rate (rounded upward, if necessary, to the next one hundredth of one percent) determined by dividing the Eurodollar Rate for such Interest Period by 1.00 minus the Eurodollar Reserve Percentage.

          Advance:  Any portion of the Loan advanced by a Lender to or for the
          -------
benefit of Borrower in accordance with the terms hereof and as to which Borrower has elected one (1) of the available interest rate options and, if applicable, an Interest Period. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance; provided, however, that if Borrower has made no election of an interest rate option with respect to any Advance, Borrower shall be deemed to have elected that it be a Reference Rate Advance.

          Advance Date:  The date on which an Advance of Loan proceeds requested
          ------------
by Borrower hereunder is funded.

          Agreement:  This Revolving Credit Agreement, including any amendments
          ---------
hereof and supplements hereto executed by Borrower and Agent on behalf of Lenders.

          Applicable Margin:  With respect to:
          -----------------

               (a) Reference Rate Advances -- 0.00%.

               (b) Eurodollar Rate Advances -- shall vary as follows:

                   (i) 1.375%, effective upon Agent's determination in its sole discretion, on the first day of each fiscal quarter for purposes of determining the Applicable Margin for such quarter, that the Leverage Ratio is not greater than fifty five percent (55%) and the Adjusted EBITDA/Debt Service Coverage Ratio is not less than 1.80 and continuing thereafter for so long as such tests are satisfied, as determined by Agent; and

                   (ii) 1.500%, effective upon Agent's determination, in its sole discretion, on the first day of each fiscal quarter for purposes of determining the Applicable Margin for such quarter, that the Leverage Ratio is not greater than sixty percent (60%) and the Adjusted EBITDA/Debt Service Coverage Ratio is not less than 1.70 and continuing thereafter for so long as such tests are satisfied, as determined by Agent; and

                   (iii) 1.625% at all other times.

          Approved Asset:  An Unencumbered Asset which has been approved by
          --------------
Lenders pursuant to SECTION 2.B.2.

          Board:  The Board of Governors of the Federal Reserve System or any
          -----
successor thereto.

          Borrower: As defined in the preamble to this Agreement.
          --------

          Business Day:  Any day, other than a Saturday, a Sunday, or a legal
          ------------
holiday in the State of Minnesota, on which national banks are permitted to be open.

          Calculation Date:  The date upon which Borrower submits a Draw
          ----------------
Request, the date upon which Borrower requests that Agent issue a Letter of Credit, the date upon which Borrower requests the release of a Negative Pledge with respect to an Approved Asset, the date upon which a Capital Event occurs, or the date upon which there exists an Event of Default under the Loan, as applicable.

          Capital Event:  The occurrence from time to time of an equity or debt
          -------------
offering by any Borrower (which shall specifically exclude stock issued in connection with a dividend reinvestment plan), a Disqualifying Environmental Event, or if an Encumbrance, Imposition or Lien arises against an Approved Asset.

          Capitalization Value:  For any period of determination, an amount as
          --------------------
determined by Agent in its sole discretion, equal to the sum of (a) the aggregate Adjusted EBITDA for the previous four calendar quarters, divided by ten percent (10%) (provided that, with respect to Real Estate Assets which Borrower has owned for more than three (3) months but less than one (1) year, as of the Calculation Date, Adjusted EBITDA shall be annualized based upon the period of time Borrower has owned them); (b) 100% of the value of Unrestricted Cash and Cash Equivalents; (c) 100% of the aggregate costs incurred and paid to the Calculation Date by the Borrower with respect to Real Estate Assets Under Development, including those projects which have been operating for less than one year; provided, however, with respect to any Real Estate Asset Under Development which does not continue to meet the Minimum Lease Up Requirement, only 75% of the aggregate costs incurred and paid to the Calculation Date by the Borrower shall be taken in account in calculating Capitalization Value; and (d) 50% of the Acquisition Costs with respect to Real Estate Assets which, as of the date of calculation, Borrower has owned for less than three (3) months.

          Closing Date:  The date of this Agreement.
          ------------

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Commitment Percentage:  Each Lender's share of all right, title, and
          ----------------------
interest in the Loan and the Loan Documents, as set forth on Schedule 1 attached
                                                             ----------
hereto, as amended and modified by unilateral action of Agent from time to time to reflect the sale or assignment of a portion or portions of the Loan.

          Debt Service:  For any period of determination, the following amount
          ------------
incurred by Borrower during the previous four (4) fiscal quarters, as determined by Agent in its sole discretion: (a) Interest Expense plus (b) the aggregate
                                                      ----
amount of scheduled principal payments of indebtedness of the Borrower (excluding optional prepayments but expressly including scheduled principal payments in respect of any indebtedness which is not amortized through equal periodic installments of principal and interest over the term of such indebtedness, including, without limitation, balloon payments at maturity that are not refinanced or paid off on or before the maturity date thereof) required to be made during such time period by the Borrower plus (c) the aggregate amount
                                                   ----
of capitalized interest required in accordance with GAAP to be paid or accrued by the Borrower during such time period, plus (d) expenses attributable to
                                         ----
preferred stock or a similar type of investment.

          Default Rate:  The Default Rate of interest specified in SECTION
          ------------
1.2(C) hereof.

          Disqualifying Environmental Event:  Any release or threatened release
          ---------------------------------
of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to a Real Estate Asset which is not cured within sixty (60) days or that would cause, in Agent's determination, such Real Estate Asset to no longer be financeable on a non-recourse (with customary exceptions) debt basis under the then generally accepted underwriting standards of national insurance company or pension fund real estate institutional lenders. In the event that such release or threatened release, violation or similar environmental event is susceptible of cure but is not cured within said sixty
(60) days, so long as Borrower is diligently and continuously pursuing such cure, as evidenced to Agent's satisfaction, Agent shall permit Borrower an additional one hundred twenty (120) days to effectuate such cure; provided, however that such additional one hundred twenty (120) days shall not apply where such release or threatened release, violation or similar environmental event results, in Lender's judgment, in a matter which is of an emergency nature.

          Distribution.  With respect to:
          ------------

                      (i) the Borrower, any distribution of cash or other cash
               equivalent, directly or indirectly, to the partners of the Borrower; or any other distribution on or in respect of any partnership interests of the Borrower excluding distributions reinvested pursuant to Borrower's distribution reinvestment program; and

                      (ii) the Guarantor, the declaration or payment of any
               dividend on or in respect of any shares of any class of capital stock of Guarantor, excluding dividends payable solely in shares of common stock by Guarantor and dividends reinvested pursuant to Guarantor's dividend reinvestment program; the purchase, redemption, or other retirement of any shares of any class of capital stock of Guarantor, directly or indirectly through a subsidiary of Guarantor, or otherwise; the return of capital by Guarantor to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of Guarantor (except as excluded above).

          Draw Request:  A written request by Borrower for an Advance of Loan
          ------------
proceeds under this Agreement, in the form and with the certifications included within Exhibit A attached hereto and hereby made a part hereof.
       ---------

          EBITDA:  For any period of determination, an amount equal to
          ------
Borrower's earnings before interest, taxes, depreciation and amortization, all as calculated in accordance with GAAP, as determined by Agent.

          Encumbrance:  As defined in SECTION 5.6.
          -----------

          Environmental Law:  Any judgment, decree, order, law, license, rule or
          -----------------
regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment.

          Eurodollar Business Day:  A Business Day which is also a day for
          -----------------------
trading by and between banks in United States dollar deposits in the interbank Eurodollar market and a day on which banks are open for business in New York City.

          Eurodollar Rate:  With respect to each Interest Period applicable to a
          ---------------
Eurodollar Rate Advance, the interest rate per annum (rounded upward, if necessary, to the next one-one hundredth of one percent) as determined by Agent at which United States dollar deposits are offered in the interbank Eurodollar market two (2) Eurodollar Business Days prior to the first day of such Interest Period for delivery in Immediately Available Funds on the first day of such Interest Period and in an amount approximately equal to the Advance to which said Interest Period is to apply as determined by Agent and for a maturity comparable to the Interest Period; provided that, in lieu of determining the rate in the foregoing manner, Agent may substitute the per annum Eurodollar interest rate (LIBOR) for United States dollars displayed on the Reuters Screen LIBO page two (2) Eurodollar Business Days prior to the first day of such Interest Period (rounded upward, if necessary, to the next one-hundredth of one percent) then applicable to amounts approximately equal to the Advance to which such Interest Period is to apply for a maturity comparable to the Interest Period. "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service) for the purpose of displaying Reuters interbank offered rates of major banks for United States dollar deposits.

          Eurodollar Rate Advance:  An Advance, in the minimum amount of
          -----------------------
$1,000,000.00 and in integral multiples of $100,000.00 in excess thereof, with respect to which the interest rate is determined by reference to the Adjusted Eurodollar Rate.

          Eurodollar Reserve Percentage:  As of any day, that percentage
          -----------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the actual reserve requirement (including any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by a Lender in respect of "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board. The rate of interest applicable to any outstanding Eurodollar Rate Advances shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          Event of Default:  Any event set forth in SECTION 6.1.
          ----------------

          Extension Period:  As defined in SECTION 1.14.
          ----------------

          Funds from Operations.  Net income, computed in accordance with GAAP,
          ---------------------
excluding minority interests, gains, or losses from debt restructuring and sales of property (inclusive of non-recurring items such as asset sales or property valuation adjustments), plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds From Operations on the same basis.

          GAAP:  Generally accepted accounting principles set forth in the
          ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination. Except as may be expressly provided to the contrary herein, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred, unless Borrower and Agent on behalf of Lenders agree in writing on an adjustment to said computation or determination to account for such change in GAAP.

          Governmental Requirements:  All laws, statutes, codes, ordinances, and
          -------------------------
governmental rules, regulations and requirements applicable to Borrower, Agent, any Lender and/or the Approved Assets.

          Guarantor:  Saul Centers, Inc., a Maryland corporation.
          ---------

          Guaranty:  That certain Guaranty of even date herewith executed by
          --------
Guarantor, including any amendments thereof and supplements thereto executed by Guarantor to Agent and Lenders.

          Hazardous Substances:  Any hazardous waste, as defined by 42 U.S.C.
          --------------------
(S) 9601(5), any hazardous substances as defined by 42 U.S.C. (S) 9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

          Immediately Available Funds:  Funds with good value on the day and in
          ---------------------------
the city in which payment is received.

          Imposition:  As defined in SECTION 5.6.
          ----------

          Intercreditor Agreement:  As defined in the Preamble to this
          -----------------------
Agreement.

          Interest Expense:  For any period of determination, an amount
          ----------------
determined by Agent in its sole discretion equal to the aggregate amount of interest required in accordance with GAAP to be paid or accrued (but excluding interest reserves funded from the proceeds of any construction loan) by the Borrower during such time period on: (i) all indebtedness of the Borrower (including the Loan and including original issue discount and amortization of prepaid interest, if any) (ii) all amounts available for borrowing, or for drawing under letters of credit, if any, issued for the account of the Borrower, but only if such interest was or is required to be reflected as an item of expense, excluding commitment fees, agency fees, facility fees, balance deficiency fees and similar fees and expenses in connection with the borrowing of money and (iii) preferred stock or a similar type of investment.


          Interest Period:  With respect to each Eurodollar Rate Advance, the
          ---------------
period commencing on the date of such Advance or on the last day of the immediately preceding Interest Period, if any, applicable to an outstanding Advance and ending on the numerically corresponding day one (1), two (2), three
(3) or six (6) months thereafter, as Borrower may elect in the applicable notice or request of or for borrowing, continuation or conversion; provided that:
                                                            -------------

          (1) Any Interest Period that would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day, unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day; and

          (2) Any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month.

          No Interest Period may end after the Maturity Date, and each Interest Period must end on a date such that no default exists under SECTION 1.3 hereof as a result of a failure by Borrower to prepay the Advance to which such Interest Period applies. Any payment of a Eurodollar Rate Advance on a date other than the last day of the Interest Period applicable thereto shall be accompanied by an additional payment in an amount computed in accordance with SECTION 1.12.

          Lenders:  Each Lender that is a party to this Agreement and which
          -------
hereafter becomes party to the Intercreditor Agreement, collectively, and each of their respective permitted successors and assigns.

          Letter of Credit:  An irrevocable letter of credit issued by Agent
          ----------------
pursuant to this Agreement for the account of Borrower.

          Letter of Credit Fee:  As defined in SECTION 2.A.7.
          --------------------

          Letter of Credit Participation:  As defined in SECTION 2.A.9.
          ------------------------------

          Leverage Ratio:  The ratio of Total Adjusted Outstanding Indebtedness
          --------------
to Capitalization Value.

          Loan:  The loan evidenced by the Note.
          ----

          Loan Availability.  That portion of the Revolving Commitment Amount
          -----------------
determined by Agent to be available to be advanced as more particularly described in SECTION 2.B.3.

          Loan Documents:  The documents described in SECTION 2.B.1, which
          --------------
evidence, secure or otherwise relate to the Loan, including but not limited to the Note, this Agreement, the Letter of Credit applications, the Letters of Credit, and the Guaranty, the Negative Pledge Agreements, and including any amendments thereof and supplements thereto executed by Agent on behalf of the Lenders and Borrower (and/or any other party thereto).

          Major Asset:  The Unencumbered Assets known as Beacon, Lexington and
          -----------
Southdale, and such other Approved Assets as Borrower and Lenders may agree to designate as a Major Asset from time to time.

          Majority Lenders:  Lenders holding not less than fifty one percent
          ----------------
(51%) of the then aggregate outstanding unpaid principal amount of the Loan or, if no such principal amount is then outstanding, not less than fifty one percent (51%) of the Revolving Commitment.

          Maturity Date:  September 30, 2000, unless extended pursuant to the
          -------------
terms of SECTION 1.14.

          Maximum Drawing Amount:  The maximum aggregate amount that the
          ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

          Minimum Equity Value:  For any period of determination, an amount
          --------------------
equal to Capitalization Value less Total Adjusted Outstanding Indebtedness.

          Minimum Lease Up Requirement:  Any Real Estate Asset that on any date
          ----------------------------
of determination has been improved with a building or buildings which have an aggregate average occupancy of all building(s) in such Real Estate Asset of not less than 50% for the fiscal quarter most recently ended, other than Cross Town Shopping Center in Tulsa, Oklahoma and except as otherwise approved by Agent. For purposes of this definition, a tenant shall be deemed to be in "occupancy" if such tenant or its subtenant(s) is in possession of the leased premises and such tenant is paying stipulated rent, if any; provided, however, when determining whether the Minimum Lease Up Requirement has been satisfied pursuant to SECTION 2.B.2 hereof, a tenant shall be deemed to be in occupancy if, within six (6) months prior to the date of determination, such tenant entered into a lease for space in the Real Estate Asset which such tenant previously did not occupy and there exists no default under such lease and no material contingencies to such tenant's occupancy under the lease other than completion of tenant improvement work.

          Net Equity Proceeds:  The proceeds of a sale of an equity interest in
          -------------------
the Borrower or the Guarantor (including those attributable to a dividend reinvestment program), net of usual and customary closing costs and expenses.

          Note:  The Unsecured Revolving Promissory Note(s) of even date
          ----
herewith executed and delivered by Borrower to Lenders in the maximum principal amount of Sixty Million and No/100ths Dollars ($60,000,000.00), to evidence the Loan, as the same may be amended, modified or replaced from time to time.

          Obligations:  All indebtedness, obligations and liabilities of the
          -----------
Borrower to any of the Lenders and the Agent, individually or collectively, under this Agreement, any of the other Loan Documents, or in respect to the Loan, the Note or Reimbursement Obligations incurred or the Letter of Credit applications or the Letters of Credit or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

          Permanent Loan Estimate:  For any period of determination, a
          -----------------------
determination by Agent of a hypothetical principal amount of indebtedness which Borrower could incur assuming (i) payments of annual debt service equal to Unencumbered Adjusted EBITDA measured with respect to the Approved Assets only divided by 1.50, (ii) an interest rate equal to two percent (2.0%) in excess of the then-current annual yield on ten-year United States Treasury obligations issued most recently prior to such date and (iii) a twenty five (25) year principal amortization schedule.

          Person:  Any natural person, corporation, limited liability company,
          ------
partnership (general or limited), limited liability partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          Real Estate Assets:  The fixed and tangible properties consisting of
          ------------------
land, buildings and/or other improvements owned or ground-leased by the Borrower at the relevant time of reference thereto.

          Real Estate Assets Under Development:  Any Real Estate Assets for
          -------------------------------------
which the Borrower, is actively pursuing construction and for which construction is proceeding to completion without undue delay from permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business; provided that such Real Estate Asset will no longer be considered a Real Estate Asset Under Development on the date which is six (6) months after the Borrower obtains the necessary governmental approvals to permit occupancy of the building. Notwithstanding the foregoing, tenant improvements to previously constructed and/or leased Real Estate Assets shall not be considered Real Estate Assets Under Development.

          Reference Rate:  The rate of interest from time to time publicly
          --------------
announced by Agent as its "reference rate". Agent may lend to its customers at rates that are at, above or below the Reference Rate. For purposes of determining any interest rate hereunder or under any Loan Document which is based on the Reference Rate, such interest rate shall change as and when the Reference Rate shall change.

          Reference Rate Advance:  An Advance with respect to which the interest
          ----------------------
rate is determined by reference to the Reference Rate.

          Regulatory Change:  Any change after the date hereof in federal, state
          -----------------
or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requirements applying to a class of banks including such Lender under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          Reimbursement Obligations:  The Borrower's obligation to reimburse the
          -------------------------
Lenders and the Agent on account of any drawing under any Letter of Credit as provided in SECTION 2.A.4. Notwithstanding the foregoing, unless Borrower shall notify Agent of its intention to repay the Reimbursement Obligations on the date of the related drawing under any Letter of Credit, as set forth in SECTION 2.A.4, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Reference Rate Advance.

          Revolving Commitment:  The obligation of the Lenders to make Advances
          --------------------
to Borrower and to participate in the issuance, extension and renewal of Letters of Credit and the obligation of Agent to issue, extend and renew Letters of Credit, in an aggregate principal amount at any time not to exceed the Revolving Commitment Amount upon the terms and subject to the conditions and limitations set forth in this Agreement.

          Revolving Commitment Amount:  Sixty Million and No/100ths Dollars
          ---------------------------
($60,000,000.00).

          Termination Date:  The earlier of (a) the Maturity Date, or (b) the
          ----------------
date on which the Note is declared to be immediately due and payable pursuant to the terms hereof or of the Note.

          Total Adjusted Outstanding Indebtedness:  As of any date of
          ---------------------------------------
determination, the sum as determined by Agent of all obligations, contingent and otherwise of the Borrower, whether secured or unsecured, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect (excluding trade payables and other operating expenses paid by Borrower within sixty days); (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (d) preferred stock outstanding or a similar type of investment.

          Total Revolving Outstandings:  As of any date of determination, the
          ----------------------------
aggregate unpaid principal balance of Advances outstanding on such date.

          Transferees:  As defined in SECTION 7.7.
          -----------

          Transferred Interest:  As defined in SECTION 7.7.
          --------------------

          Unencumbered Adjusted EBITDA:  Adjusted EBITDA calculated only with
          ----------------------------
respect to the Approved Assets.

          Unencumbered Asset.  Any Real Estate Asset that on any date of
          ------------------
determination:  (a) is not subject to any material liens (including any such lien
imposed by the organizational documents of the owner of such asset), (b) is not the subject of any matter that materially adversely affects the value of such Real Estate Asset, (c) is not the subject of a Disqualifying Environmental Event, (d) has been improved with a building or buildings which (1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, and (2) are fully operational, (e) is wholly owned or ground-leased by the Borrower and (f) has not been designated by the Borrower in writing to the Agent as a Real Estate Asset that is not an Unencumbered Asset, which designation shall not be permitted during the continuance of an Event of Default and shall be accompanied by a compliance certificate in the form of Exhibit B-6 attached hereto.
                           -----------

          Uniform Customs:  With respect to any Letter of Credit, the Uniform
          ---------------
Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

          Unrestricted Cash and Cash Equivalents:  As of any date of
          --------------------------------------
determination, the sum of (a) the aggregate amount of unrestricted cash then held by the Borrower and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any liens in favor of any Person and (ii) "cash equivalents" includes overnight deposits and also means that such asset has a liquid, par value in cash and is convertible to cash on demand. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the commitments of the Lenders to make Advances under this Agreement or any other commitments from which the access to such cash or cash equivalents would create indebtedness or tenant security and other restricted deposits, until forfeited or otherwise entitled to be retained by the Borrower.

                                  ARTICLE I.
                                     LOAN
                                     ----

1.1 - Principal Advances
------------------------

     Upon the terms and subject to the conditions set forth in this Agreement, each Lender severally agrees to lend to Borrower, through the Agent, an amount up to such Lender's Commitment Percentage of Advances on a revolving basis, at any time and from time to time, in accordance with the terms hereof, from the Closing Date to the Termination Date, during which period Borrower may borrow, repay and reborrow in accordance with the terms hereof, for the purpose of funding pre-development, development, acquisitions, renovations/expansions and working capital, distributions and principal amortization requirements of the Borrower; provided, however, that (A) at no time shall any Lender be obligated to lend to Borrower more than its Commitment Percentage of the total amount of proceeds of the Loan which Borrower has then qualified to receive hereunder, and
(B) the
amount of the Total Revolving Outstandings shall never exceed the lesser of (x) the Revolving Commitment Amount and (y) the Loan Availability.

     All Advances by each Lender shall be evidenced by a Note. Each Note executed by the Borrower shall be in the aggregate principal amount equal to such Lender's Commitment Percentage of the Revolving Commitment Amount. Each Lender shall enter in its ledgers and records the amount of each such Advance, the amount of each Advance made, and of each payment made upon the Loan, and each Lender is authorized by Borrower to enter on a schedule attached to the Note a record of such Advances and payments; provided, however, that the failure by any Lender to make any such entry or any error by such Lender in making such entry shall not limit or otherwise affect the obligations of Borrower hereunder and under the Note. Notwithstanding the express principal amount of the Note, Borrower shall not at any time be obligated to repay more or less than the total of all Advances made by each Lender pursuant hereto and to the other Loan Documents, together with interest thereon at the rates specified below and in the Note, computed on each Advance from the date it is so made by such Lender, and all other advances made by such Lender pursuant to the terms of the Loan Documents, with interest thereon as therein provided, less all payments of principal of and interest on the Note, and of such advances and interest thereon, made by Borrower. The entire unpaid principal amount of the Loan shall be due and payable on the Termination Date.

1.2 - Interest
--------------

     Interest shall accrue and be payable on the Advances from the date made as follows:

          A. Each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate for such Interest Period, plus (ii) the Applicable Margin. (If Borrower has made no election of an interest rate option with respect to any Advance, said Advance shall be deemed to be a Reference Rate Advance.) Notwithstanding anything to the contrary herein set forth, the Adjusted Eurodollar Rate payable upon any Eurodollar Rate Advance shall not decrease during any Interest Period.

          B. Each Reference Rate Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of (i) the Reference Rate, plus (ii) the Applicable Margin.

          C. Any Advance not paid when due, whether at the date scheduled therefor or earlier upon acceleration, shall bear interest until paid in full
(i) during the balance of any Interest Period applicable to such Advance, at a rate per annum equal to the sum of the rate applicable to such Advance during such Interest Period plus four percent (4%), and (ii) otherwise, at a rate per annum equal to the sum of (x) the Reference Rate, plus (y) the Applicable Margin for Reference Rate Advances, plus (z) four percent (4%) (herein called the "DEFAULT RATE").

          D. Interest shall be payable by Borrower (i) with respect to each Advance, on the first Business Day of each calendar month, commencing on the first Business Day of the next calendar month after the calendar month in which the first Advance is made; (ii) with respect to all Advances, upon any permitted prepayment (on the amount prepaid); and (iii) with respect to all Advances, on the Termination Date; provided that interest under SECTION 1.2(C) shall be payable on demand, at Lenders' option. Interest on the Loan shall be computed on the basis of actual days elapsed and a year of 360 days.

          E. In no event shall the Reference Rate or any applicable Adjusted Eurodollar Rate ever exceed the maximum rate permitted by applicable law (if any such maximum rate is established by applicable law), and such maximum rate shall change if and when applicable law changes to permit a higher maximum rate. Borrower and Lenders agree that no payment of interest or other consideration made or agreed to be made by Borrower to Lenders pursuant to the Note, this Agreement or any other instrument evidencing or securing the Loan shall, at any time, be deemed to have been computed at an interest rate in excess of the maximum rate of interest permissible by law, if any. In the event such payments of interest or other consideration provided for in the Note, this Agreement or any other instrument referring to or securing the Note shall result in payment of an effective rate of interest which, for any period of time, is in excess of the limit of the usury law or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party or parties hereto, be applied to the principal balance immediately upon receipt of such monies by Lenders with the same force and effect as though Borrower had specifically designated, and Lenders had agreed to accept, such extra payments as a principal payment, without premium or penalty. If principal has been fully paid, any such excess amount shall be refunded to Borrower. This provision shall control over every other obligation of Borrower and Lenders under the Note, under this Agreement and under any instrument which secures the Note.


          F. In the event that any required payment of principal and/or interest under the Note or hereunder is not made on the due date thereof, Borrower shall pay to Agent on behalf of Lenders a late payment charge equal to five percent (5%) of the amount of the overdue payment, for the purpose of reimbursing Lenders for a portion of the expense incident to handling the overdue payment.

1.3 - Conversions and Continuations
-----------------------------------

     On the terms and subject to the limitations hereof, Borrower shall have the option at any time and from time to time to convert all or any portion of the Advances into Reference Rate Advances or Eurodollar Rate Advances, or to continue a Eurodollar Rate Advance as such; provided, however that a Eurodollar Rate Advance may be converted or continued only on the last day of the Interest Period applicable thereto and no Advance may be converted to, or continued as, a Eurodollar Rate Advance if an Event of Default has occurred and is continuing on the proposed date of continuation or conversion. In addition, Advances may be converted to, or continued as, Eurodollar Rate Advances only in amounts of $1,000,000.00 and in integral multiples of $100,000.00 in excess thereof. Borrower shall give Agent on behalf of Lenders written notice of any continuation or conversion of any Advance, and such notice must be given not later than 10:00 A.M. (Minneapolis time) two (2) Eurodollar Business Days prior to the requested date of conversion or continuation in the case of the continuation of, or conversion to, a Eurodollar Rate Advance, and not later than 10:00 A.M. (Minneapolis time) one day prior to the date of the requested conversion to a Reference Rate Advance. Each such notice shall specify (A) the amount to be continued or converted, (B) the date for the continuation or conversion (which must be (i) the last day of the preceding Interest Period for any continuation as Eurodollar Rate Advances, (ii) a Eurodollar Business Day in the case of any conversion to Eurodollar Rate Advances, and (iii) a Business Day in the case of conversions to Reference Rate Advances), and (C) in the case of conversions to, or continuations as, Eurodollar Rate Advances, the Interest Period applicable thereto. Any notice given by Borrower under this Section shall be irrevocable. If Borrower shall fail to notify Agent on behalf of Lenders of the continuation of any Eurodollar Rate Advance within the time required by this Section, such Advance shall, on the last day of the Interest Period applicable thereto, automatically be converted into a Reference Rate Advance of the same principal amount.

1.4 - Prepayments.
-----------------

     Borrower may prepay Reference Rate Advances, in whole or in part, at any time after one (1) Business Day's prior written notice of said prepayment from Borrower to Agent on behalf of Lenders, without premium or penalty. Any such prepayment must be accompanied by payment, in full, of all unpaid, accrued interest on the amount prepaid. Borrower may prepay Eurodollar Rate Advances only after three (3) Business Days' prior written notice of such prepayment from Borrower to Agent on behalf of Lenders and on the last day of the Interest Period applicable thereto, unless such prepayment (whether voluntary or mandatory upon an acceleration following an Event of Default) is accompanied by an additional payment in an amount computed pursuant to SECTION 1.12. Any such prepayment must be accompanied by payment, in full, of all unpaid, accrued interest on the amount prepaid. Notwithstanding the foregoing, Borrower may make partial prepayments pursuant to SECTION 2.B.3, without premium or penalty and without payment of such accrued interest, except the additional payment provided for above with respect to prepayment of Eurodollar Rate Advances. Any such partial prepayments shall be applied first to prepayment of Reference Rate Advances.

1.5 - Up-Front Fee
------------------

     In addition to any other fees set forth in this Agreement, Borrower shall pay to Agent on behalf of Lenders, in Immediately Available Funds an up-front fee in the amount of Three Hundred Thousand and No/100ths Dollars ($300,000.00), payable on the Closing Date.

1.6 - Non-Usage Fees
--------------------

     In addition to any other fees set forth in this Agreement, Borrower shall pay to Agent on behalf of Lenders in Immediately Available Funds a non-usage fee of 0.30% per annum of the unadvanced Revolving Commitment Amount (after deducting the undrawn amount of any Letters of Credit outstanding hereunder), payable on the first day of each calendar quarter, calculated in arrears based on average daily balance of the unadvanced Revolving Commitment Amount during the prior calendar quarter; the first quarter for which the non-usage fee shall be payable shall commence on October 1, 1997 and the first payment of such fee shall be due and payable on January 1, 1998; provided, however such percentage shall be equal to 0.25% per annum if as of the last day of the previous quarter the Leverage Ratio is not greater than sixty percent (60%) and the Adjusted EBITDA/Debt Service Coverage Ratio is not less than 1.70; and provided, further, such percentage shall be equal to 0.20% per annum if as of the last day of the previous quarter the Leverage Ratio is not greater than fifty five percent (55%) and the Adjusted EBITDA/Debt Service Coverage Ratio is not less than 1.80. The non-usage fee shall be shared among the Lenders in accordance with the daily average Commitment Percentages of the Lenders during such calendar quarter.

1.7 - Payments.
--------------

     The unpaid principal balance of, and all unpaid, accrued interest on, and other amounts due with respect to, the Loan shall be due and payable and paid in full by Borrower, on the Termination Date. Payments and prepayments of principal of, and interest on, the Note and all fees, expenses and other obligations under this Agreement payable to Agent and Lenders shall be made without setoff, deduction or counterclaim in Immediately Available Funds not later than 1:00 P.M. (Minneapolis time) on the dates called for under this Agreement and the Note to Agent at the Agent's main office in Minneapolis, Minnesota. Funds received after such time shall be deemed to have been received on the next Business Day. Whenever any payment to be made hereunder or on the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment. All principal amounts paid or prepaid hereunder may be reborrowed in accordance with the provisions of this Agreement.

1.8 - Interest Rate Not Ascertainable, Etc.
------------------------------------------

     If, on or prior to the date for determining the Adjusted Eurodollar Rate in respect of the Interest Period for any Eurodollar Rate Advance, any Lender determines (which determination shall be conclusive and binding, absent error) that:

          (a) deposits in dollars (in the applicable amount) are not being made available to such Lender in the relevant market for such Interest Period, or

          (b) the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Lender of funding or maintaining Eurodollar Rate Advances for such Interest Period,

then such Lender shall forthwith give notice to Borrower of such determination, whereupon the obligation of such Lender to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist. While any such suspension continues, all further Advances by such Lender shall be Reference Rate Advances. No such suspension shall affect the interest rate then in effect during the applicable Interest Period for any Eurodollar Rate Advance outstanding at the time such suspension is imposed.

1.9 - Increased Cost.
--------------------

     If any Regulatory Change:

     A. shall subject any Lender to any tax, duty or other charge with respect to its Eurodollar Rate Advances, the Note, or its obligation to make Eurodollar Rate Advances or shall change the basis of taxation of payment to such Lender of the principal of or interest on Eurodollar Rate Advances or any other amounts due under this Agreement in respect of Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in the rate of tax on the overall net income of such Lender imposed by the jurisdiction in which such Lender's principal office is located); or

     B. shall impose, modify or deem applicable any reserve, special deposit, capital or similar requirement (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Eurodollar Rate Advance any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, such Lender or shall impose on such Lender or on the interbank Eurodollar market any other condition affecting its Eurodollar Rate Advances, the Note or its obligation to make Eurodollar Rate Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any Eurodollar Rate Advance, or to reduce the amount of any sum received or receivable by such Lender under this Agreement or under the Note, then, within thirty (30) days after demand by such Lender, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Such Lender will promptly notify

Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle it to compensation pursuant to this Section. A certificate of any Lender claiming compensation under this Section, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any Interest Period shall not constitute a waiver of such Lender's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent Interest Period.

1.10 - Illegality
-----------------

     If any Regulatory Change shall make it unlawful or impossible for any Lender to make, maintain or fund any Eurodollar Rate Advances, such Lender shall notify Borrower, whereupon the obligation of such Lender to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist. If any Lender determines that it may not lawfully continue to maintain any Eurodollar Rate Advances to the end of the applicable Interest Periods, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Lender's notice, and upon such conversion Borrower shall compensate such Lender in accordance with SECTION 1.12.

1.11 - Capital Adequacy
-----------------------

     In the event that any Regulatory Change reduces or shall have the effect of reducing the rate of return on any Lender's capital or the capital of its parent corporation (by an amount such Lender deems material) as a consequence of the Loan to a level below that which such Lender or its parent corporation could have achieved but for such Regulatory Change (taking into account such Lender's policies and the policies of its parent corporation with respect to capital adequacy), then Borrower shall, within ten (10) days after written notice and demand from such Lender, pay to such Lender additional amounts sufficient to compensate such Lender, or its parent corporation, for such reduction. Any determination by such Lender under this Section and any certificate as to the amount of such reduction given to Borrower by such Lender shall be final, conclusive and binding for all purposes, absent error.

1.12 - Funding Losses; Eurodollar Rate Advances
-----------------------------------------------

     Borrower shall compensate any Lender, upon its written request, for all losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry Eurodollar Rate Advances to the extent not recovered by such Lender in connection with the re-employment of such funds, including loss of anticipated profits) and which such Lender may sustain:
(A) if for any reason, other than a default by such Lender, a funding of a Eurodollar Rate Advance does not occur on the date specified therefor in the Borrower's request or notice as to such Advance hereunder, or (B) if, for whatever reason (including, but not limited to, acceleration of the maturity of Advances following an Event of Default), any repayment of a Eurodollar Rate Advance, or a conversion pursuant to SECTION 1.10, occurs on any day other than the last day of the Interest Period applicable thereto. Such Lender's request for compensation shall set forth in reasonable detail the basis for the amount requested and shall be final, conclusive and binding, absent error.

1.13 - Discretion of Lender as to Manner of Funding
---------------------------------------------------

     Any Lender shall be entitled to fund and maintain its funding of Eurodollar Rate Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, but not limited to, determinations under SECTION 1.12, but excluding determinations that such Lender may make from the Reuters screen LIBO page) shall be made as if such Lender had actually funded and maintained each Eurodollar Rate Advance during the Interest Period for such Advance through the purchase of deposits, having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

1.14 - Extension of Maturity Date
---------------------------------

     Borrower may elect to extend the Maturity Date for one (1) additional period of one (1) year (the "EXTENSION PERIOD") upon the written request of Borrower given to Agent not less than thirty (30) days nor more than one hundred twenty (120) days prior to the Maturity Date then existing, such extension being subject to satisfaction of all of the following conditions:

          A. Payment by Borrower on or before the first day of the Extension Period of an extension fee equal to One Hundred Fifty Thousand and No/100ths Dollars (0.25% of the Revolving Commitment Amount) in Immediately Available Funds;

          B. At the time of the extension request and on the first day of the Extension Period, there shall exist no uncured Event of Default or event which, with the giving of notice or passage of time, or both, could become an Event of Default;

          C. The delivery from Borrower to Agent on behalf of Lenders of all financial information relating to Borrower and Guarantor requested by Lenders and reflecting that no material adverse change, financial or otherwise, as determined by Agent in its sole discretion, shall have occurred with respect to any Borrower or Guarantor.

     Notwithstanding Borrower's right to extend the Maturity Date as set forth above, Borrower hereby agrees that Lenders shall have no commitment or obligation to extend the Maturity Date beyond September 30, 2000 unless each of the foregoing conditions shall have been satisfied.

                                 ARTICLE II.A.
                               LETTERS OF CREDIT
                               -----------------

2.A. - Terms of the Letter of Credit Facility
---------------------------------------------

     2.A.1.    Letters of Credit.  Upon the terms and subject to the conditions
               -----------------
of this Agreement, Agent agrees, in its individual capacity, to issue, extend and renew Letters of Credit for the account of Borrower from time to time between the Closing Date and the Termination Date in such form as may be requested by Borrower and reasonably agreed to by Agent and in such amounts as the Borrower shall request up to an aggregate amount at any time outstanding not exceeding the Revolving Commitment Amount; provided, however, that, after giving
                                           --------  -------
effect to such issuance, (a) the Maximum Drawing Amount shall not exceed $10,000,000 at any one time, (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit and (ii) Total Revolving Outstandings shall not exceed the Loan Availability in effect at such time, and (c) the total number of Letters of Credit outstanding shall not exceed five (5).

     2.A.2.    Procedures for Letters of Credit.  Each request for a Letter of
               --------------------------------
Credit shall be made by the Borrower, in writing, by telex, facsimile transmission or electronic conveyance received by the Agent by 2:00 p.m., Minneapolis time, on a Business Day which is not less than five (5) Business Days preceding the requested date of issuance (which shall also be a Business
Day) and shall be accompanied by a certificate executed by the Borrower in the form of Exhibit B-7. Each request for a Letter of Credit shall specify (i) the
        -----------
date of issuance of the requested Letter of Credit, (ii) the amount of the requested Letter of Credit, (iii) the name of the account party on such Letter of Credit, and (iv) the beneficiary of such Letter of Credit. The Agent may require that such request be made on such letter of credit application and reimbursement agreement form as the Agent may from time to time specify, along with satisfactory evidence of the authority and incumbency of the representative of the Borrower making such request. Each request for a Letter of Credit shall be deemed a representation by the Borrower that on the date of issuance of such Letter of Credit and after giving effect thereto the applicable conditions specified in ARTICLE III have been and will be satisfied. Unless the Agent determines that any applicable condition specified in ARTICLE III has not been satisfied, the Agent will issue the requested Letter of Credit at its principal office in Minneapolis, Minnesota not later than 3:00 p.m. on the requested date of issuance.

     2.A.3.    Terms of Letters of Credit.  Letters of Credit shall be issued in
               --------------------------
support of obligations of the Borrower. All Letters of Credit must expire not later than thirty (30) days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

     2.A.4.    Agreement to Repay Letter of Credit Drawing.  If the Agent has
               -------------------------------------------
received documents purporting to draw under a Letter of Credit that the Agent believes conform to the requirements of the Letter of Credit, or if the Agent has decided that it will comply with the Borrower's written request or authorization to pay a drawing on any Letter of Credit that the Agent does not believe conforms to the requirements of the Letter of Credit, it will notify Borrower, of that fact. Except as contemplated in SECTION 2.A.10 below, the Borrower shall reimburse the Agent for the account of the Agent or (as the case may be) the Lenders by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. In addition, Borrower agrees to reimburse or pay to Agent for the account of the Agent or (as the case may be) the Lenders with respect to each Letter of Credit issued, extended or renewed by Agent hereunder:

          A. Upon reduction (but not termination) of the Revolving Commitment Amount to an amount less than the then Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent in a non-interest bearing account as cash collateral for the benefit of Lenders and the Agent for all Reimbursement Obligations, and

          B. Upon the termination of the Revolving Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with SECTION 6.2(C), an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by Agent in a non-interest bearing account as cash collateral for the benefit of Lenders and Agent for all Reimbursement Obligations.

     2.A.5.    Obligations Absolute.  The obligation of the Borrower under
               --------------------
SECTION 2.A.4. to repay the Agent for any amount drawn on any Letter of Credit shall be absolute, unconditional and irrevocable, shall continue for so long as any Letter of Credit is outstanding, notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

     A.  Any lack of validity or enforceability of any Letter of Credit;

     B. The existence of any claim, setoff, defense or other right which the Borrower may have or claim at any time against any beneficiary, transferee or holder of any Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), the Agent or any other Person, whether in connection with a Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

     C. Any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

Neither the Agent nor its officers, directors or employees shall be liable or responsible for, and the obligations of the Borrower to the Agent shall not be impaired by:

          (i) The use which may be made of any Letter of Credit or any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

          (ii) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

          (iii) The acceptance by the Agent of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

          (iv) Any other action of the Agent in making or failing to make payment under any Letter of Credit if in good faith and in conformity with U.S. or foreign laws, regulations or customs applicable thereto.

     2.A.6.    Increased Cost for Letters of Credit.  If any Regulatory Change
               ------------------------------------
shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Agent, or (b) shall impose on the Agent any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Agent of issuing or maintaining any Letter of Credit, or reduce the amount of any sum received or receivable by the Agent hereunder, then, upon written demand (which demand shall be given by the Agent promptly after it determines such increased cost or reduction), the Borrower shall pay to the Agent the additional amount or amounts as will compensate the Agent for such actual or imputed increased cost or reduction. A certificate submitted to the Borrower by the Agent setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Agent as aforesaid, and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive and binding on the Borrower absent error.

     2.A.7.    Letter of Credit Fees.  For each Letter of Credit issued, the
               ---------------------
Borrower shall pay to the Agent a fee (a "LETTER OF CREDIT FEE") in an amount equal to the 1.375% per annum of the face amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Revolving Commitment shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the account of the Agent and the Lenders as follows: (i) an amount equal to 0.125% per annum of the face amount of the Letter of Credit shall be for the account of the Agent as issuer and (ii) the remainder of the Letter of Credit Fee shall be for the account of the Lenders (including the Agent) pro rata in accordance with their respective Commitment Percentages. In addition to the Letter of Credit Fee, the Borrower shall pay to the Agent, on demand, all issuance, amendment, drawing and other fees regularly charged by the Agent to its letter of credit customers and all out-of-pocket expenses incurred by the Agent in connection with the issuance, amendment, administration or payment of any Letter of Credit.

          2.A.8     Regulations U and X.  No portion of any Letter of Credit is
                    -------------------
to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

          2.A.9     Letter of Credit Participation.  Each Lender severally
                    ------------------------------
agrees that it shall be absolutely liable, without regard to the occurrence of any default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse Agent on demand pursuant to SECTION 2.A.10 for the amount of each draft paid by Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to SECTION 2.A.4 (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender).

          2.A.10    Letter of Credit Payments; Advance of Loan.  Notwithstanding
                    ------------------------------------------
anything contained in SECTION 2.A.4 above to the contrary, unless Borrower shall have notified the Agent prior to 11:00 a.m. (Minneapolis time) on the Business Day immediately prior to the date of such drawing that Borrower intends to reimburse Agent for the amount of such drawing, Borrower shall be deemed to have requested a Reference Rate Advance on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrower may thereafter convert any such Reference Rate Advance to a Eurodollar Rate Advance in accordance with SECTION 1.3. Each Lender shall, in accordance with SECTION 1.1, make available such Lender's Commitment Percentage of such Advance to Agent, the proceeds of which shall be applied directly by Agent to reimburse Agent and/or Lenders for the amount of such draw. Agent is irrevocably authorized by the Borrower and each of the Lenders to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit. The responsibility of the Agent to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

                                 ARTICLE II.B
                            CONDITIONS OF BORROWING
                            -----------------------

     Lenders shall not be required to make any Advances hereunder until the pre-closing requirements, conditions and other requirements set forth below have been completed and fulfilled to the satisfaction of Lenders, with respect to said Advance, at Borrower's sole cost and expense.

2.B.1 - Prerequisites to Effectiveness of Agreement
---------------------------------------------------

     The obligations of Lenders to make Advances and the effectiveness of this Agreement are subject to the following documents, certificates and opinions, each in form and substance acceptable to Lenders and its counsel, having been delivered to and approved by Lenders. It is agreed, however, that Lenders may, in their discretion, make such Advances prior to completion and fulfillment of any or all of such pre-closing requirements, conditions and other requirements, without waiving its right to require such completion and fulfillment before any additional Advances are made.

     A. This Agreement duly executed by Borrower, Agent and Lenders; the Note duly executed by Borrower; the Negative Pledge Agreements with respect to each Unencumbered Asset duly executed by the applicable Borrower and in recordable form and the Guaranty duly executed by Guarantor;

     B. Recordation of a Negative Pledge Agreement with respect to each Approved Asset among the land records in which each Approved Asset is located.

     C. A copy of the Certificate of Limited Partnership of each Borrower and all amendments thereto, and a Certificate of Good Standing for each Borrower, each currently certified by the Secretary of State of its state of organization; each Borrower's Agreement of Limited Partnership and Transaction Authorization, all currently certified by such Borrower's general partner, and upon which Agent and Lenders may rely until revoked by written notice to Agent and Lenders;

     D. A copy of the Articles of Incorporation of Guarantor and all amendments thereto, and a Certificate of Good Standing for Guarantor, each currently certified by the Secretary of State of its state of incorporation; Guarantor's By-Laws, Resolutions of Guarantor's Board of Directors authorizing the transactions described herein, and an incumbency certificate for Guarantor (including the names, titles and specimen signatures of officers thereof authorized to execute Loan Documents), all currently certified by Guarantor's corporate secretary or assistant secretary, as appropriate, and upon which Agent and Lenders may rely until revoked by written notice to Agent and Lenders;

     E. A Certificate from the general partner of each Borrower and from a duly authorized officer of Guarantor, setting forth the names, titles, specimen signatures and telephone numbers of all persons authorized to (i) sign Draw Requests and/or other documents, instruments, certificates and agreements to be delivered by any Borrower and/or Guarantor to Agent and/or any Lender hereunder, and/or (ii) to give instructions to Agent hereunder, each of which Certificates shall be deemed to be in full force and effect until forty-eight (48) hours after receipt by Agent of an amendment thereof duly executed by said duly authorized officer or Guarantor;

     F. A signed, written opinion from counsel to each Borrower and Guarantor, addressed to Agent and each Lender and currently dated, as to the due organization, existence, qualification and good standing of each Borrower and Guarantor; as to the due authorization, validity, legality, binding nature and enforceability of the Loan Documents listed in SECTION 2.B.1(A), without the consent or approval of any other Person; that, to such counsel's knowledge, the execution, delivery and performance by each Borrower and Guarantor of the Loan Documents to which each is a party will not violate any contracts or agreements of such Borrower or Guarantor or any applicable Governmental Requirements; as to the absence, to such counsel's knowledge, of litigation or governmental proceedings which could materially, adversely affect such Borrower or Guarantor; and such other matters as may be required by Agent on behalf of Lenders;

     G. The most current available annual financial statements for Borrower and Guarantor on a consolidated basis, as well as financial statements for each of the three (3) full fiscal years of each immediately preceding the time period covered by said current financial statements; and

     H. A sworn statement from and agreement by each Borrower and Guarantor listing all guarantees and contingent liabilities to which such Borrower and Guarantor is a party or for which such Borrower or Guarantor may be liable and agreeing to periodically update said listing, to which sworn statement shall be attached (or in which sworn statement shall be described) current financial statements of such Borrower and of Guarantor, which shall be, in such sworn statement, certified and sworn to by such Borrower and Guarantor as being true, correct, complete and not misleading in any material respect, and such Borrower and Guarantor shall also, in such sworn statement, certify that there has been no material change in the financial status of such Borrower or of Guarantor since the dates thereof.

     I. With respect to each Unencumbered Asset which is to become an Approved Asset on the Closing Date, (i) a written description of the Unencumbered Asset, including the size, legal description and location of the Unencumbered Asset;
(ii) a title report, dated within thirty (30) days of the date on which such Unencumbered Asset is included as an Approved Asset, running in favor of the Agent on behalf of the Lenders , together with a copy of each document referred to therein (collectively "TITLE EVIDENCE"), evidencing that such Real Estate Asset is an Unencumbered Asset; (iii) a current, certified rent roll for such Unencumbered Asset; and (iv) pro forma operating and capital budgets.

     J. Receipt of a Closing Certificate and a Compliance Certificate in the form attached hereto as Exhibit B-1 (if Borrower has requested that an Advance
                        -----------
be funded on the Closing Date).

     K    The Borrower agrees that at the request of any Lender it will furnish all materials described in this SECTION 2.B.1 to such Lender after the Closing Date.

     L. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Lenders and to the Agent's counsel, and the Agent, each of the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may request.

     M. The Borrower shall have paid to the Agent, for the accounts of the Lenders or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement.

     N. The obligation of the Agent to issue any Letter of Credit shall be subject to the fulfillment of the following conditions:

          (1) Representations and Warranties.  The representations and
              ------------------------------
warranties contained in ARTICLE IV shall be true and correct on and as of the date upon which Borrower requests that Agent issue the Letter of Credit and on the date of issuance of each Letter of Credit with the same force and effect as if made on such date.

          (2) No Default.  No default or Event of Default shall have occurred
              ----------
and be continuing on the date upon which Borrower requests that Agent issue the Letters of Credit and on the date of issuance of each Letter of Credit or will exist upon issuance of the Letter of Credit.

          (3) Notices and  Requests.  The Agent shall have received the
              ---------------------
Borrower's application for such Letters of Credit specified under SECTION 2.A.2.

          (4) No Legal Impediment.  No change shall have occurred in any law or
              -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of the Agent or Majority Lenders would make it illegal for such Lenders to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion of the Agent, would make it illegal to issue, extend or renew such Letter of Credit.

     Any Lender may advance to itself, pursuant to the provisions of SECTIONS
3.1 and 5.1, proceeds of the Loan sufficient to pay all reasonable costs and expenses incurred by such Lender in connection with preparation and negotiation of the Loan Documents and the review of the foregoing.

2.B.2 - Conditions Precedent to Approval of an Unencumbered Asset
-----------------------------------------------------------------

     If and when Borrower wishes to have Lenders approve an Unencumbered Asset for inclusion as an Approved Asset, Borrower shall submit to Agent (with a copy to each Lender) a written request for such approval, together with a certificate, signed by Borrower in the form attached hereto as Exhibit B-3, that
                                                               -----------
the proposed Unencumbered Asset complies with all of the terms, provisions and conditions of this Agreement, and the following conditions shall be satisfied in the sole discretion of Lenders:

     A. Borrower shall provide, at the time of its request for approval, (i) a written description of the Unencumbered Asset, including the size, legal description and location of the Unencumbered Asset; (ii) Title Evidence evidencing that such Real Estate Asset is an Unencumbered Asset; (iii) a current, certified rent roll for such Unencumbered Asset; (iv) operating statement covering the prior three (3) year period for such Unencumbered Asset;
(v) pro forma operating and capital budgets; and (vi) evidence that such Unencumbered Asset meets the Minimum Lease Up Requirement.

     B. Agent shall have completed to its satisfaction, and at the Borrower's expense, an inspection of the Unencumbered Asset, if it elects to do so.

     C. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Lender's and to the Agent's counsel, and the Agent, each of the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may request.

     D. If Borrower requests Lenders' approval to add an Approved Asset or release an Approved Asset more than five times during any twelve month period, then with respect to each subsequent request for approval of an Unencumbered Asset during such twelve month period, Borrower shall pay a review fee of $2,500.00 to Agent who shall retain such fee for its own account.

     Upon receipt of the above-mentioned written request, certificate and other items ("APPROVAL PREREQUISITES"), Agent may, on behalf of the Lenders, engage legal counsel to review the deliveries, all at Borrower's sole cost and expense. If the Approval Prerequisites are satisfied as determined by Agent, whose approval shall not be unreasonably withheld, and if the proposed Unencumbered Asset complies with the terms, provisions, requirements and conditions of this Agreement, also in Agent's reasonable determination, Agent may, on behalf of the Lenders, approve the proposed Unencumbered Asset, in writing as an Approved Asset. Upon such approval, Borrower shall execute and deliver to Agent for recordation a Negative Pledge Agreement with respect to such Approved Asset.

     Nothing set forth herein or in any other Loan Document shall be read, deemed, construed or interpreted to impose any explicit or implicit obligation of any kind upon the Lenders to approve any Unencumbered Asset so that it is thereafter included as an Approved Asset, such approval to be, in each instance, subject to the sole, entire, unfettered and absolute discretion of the Lenders in all respects.

2.B.3 - Determination of Loan Availability
------------------------------------------

     Loan Availability shall be calculated by Agent on behalf of the Lenders on the first day of each calendar quarter and on each Calculation Date.

     For any period of determination, Loan Availability shall equal the lesser of the following amounts:

     A. Unencumbered Adjusted EBITDA for the previous four (4) quarters attributable to the Approved Assets multiplied by six (6); or

     B. The Permanent Loan Estimate (using Unencumbered Adjusted EBITDA for the previous four (4) quarters) for such Approved Assets.

provided, however, Loan Availability shall be reduced on a dollar for dollar basis by (x) the face amount of any Letters of Credit issued by Agent and outstanding hereunder and (y) the amount of any Imposition, Lien or Encumbrance arising with respect to any Approved Asset until same is paid in full, discharged or bonded over to the satisfaction of the Lenders:

     In no event shall Lenders be obligated to make Advances which in the aggregate exceed Loan Availability as determined by Agent from time to time. If at any time Loan Availability is less than the Total Revolving Outstandings, Borrower shall, within thirty (30) days of such determination by Agent, either
(i) cure the cause of such reduction in Loan Availability, or (ii) pay the excess to Agent on behalf of the Lenders. No additional Advances shall be made hereunder and no additional Letters of Credit shall be issued hereunder until such time as Agent determines that Loan Availability exceeds the Total Revolving Outstandings. It shall be an Event of Default if Borrower fails to cure the cause of the reduction in Loan Availability or make the required payment within such thirty (30) day period.

2.B.4 - Release from Negative Pledge
------------------------------------

     If and when Borrower wishes to have Lenders approve a release of a Negative Pledge with respect to a Major Asset, Borrower shall submit to Agent a written request for such approval, together with a certificate, signed by Borrower in the form attached hereto as Exhibit B-2 and the appropriate form of release to
                            -----------
be executed by Agent on behalf of the Lenders. If and when Borrower wishes to have

Agent release a Negative Pledge with respect to an Approved Asset which is not a Major Asset, Borrower shall submit to Agent a written request for such release, together with a certificate, signed by Borrower in the form attached hereto as Exhibit B-2 and the appropriate form of release to be executed by
          -----------
Agent on behalf of the Lenders. In addition, if Borrower requests that Lenders approve the addition of an Approved Asset or that Lenders release a Major Asset or other Approved Asset more than five (5) times during any twelve (12) month period, then with respect to each subsequent request therefor during such twelve
(12) month period, Borrower shall pay a release fee of $2,500.00 to Agent who shall retain such fee for its own account. Upon receipt of the above-mentioned written request, certificate and other items ("RELEASE PREREQUISITES"), Agent may engage legal counsel to review the deliveries, all at Borrower's sole cost and expense. In connection with the requested release of an Approved Asset which is not a Major Asset, if the Release Prerequisites are satisfied as determined by Agent in its reasonable discretion, if there exists no default or Event of Default hereunder, and if the proposed release of the Approved Asset would not cause a default under the terms, provisions, requirements and conditions of this Agreement, also in Agent's reasonable determination, Agent shall approve the release of such Approved Asset, which approval shall not be unreasonably withheld. In the event the Approved Asset which is the subject of the requested release is a Major Asset, then the approval of the Lenders shall be required, which approval may be given or withheld by Lenders in their sole discretion. If a release of an Approved Asset is approved in accordance with the foregoing provisions, Agent shall thereupon recalculate Loan Availability taking into account such release. If necessary, Borrower shall make a payment as required pursuant to SECTION 2.B.3 if Loan Availability is then less than Total Revolving Outstandings. Following receipt of such payment, Agent shall execute and deliver to Borrower the release with respect to such Negative Pledge.

                                 ARTICLE III.
                           ADVANCES OF LOAN PROCEEDS
                           -------------------------

3.1 - General
-------------

     Subject to the limitations on Advances contained elsewhere in this Agreement, the Loan proceeds shall be advanced by each Lender, to or for the benefit of Borrower, in accordance with the terms and conditions set forth in this ARTICLE III. All monies advanced by each Lender (including amounts payable to such Lender and advanced by such Lender to itself pursuant to the terms hereof) shall constitute loans made to Borrower under this Agreement, evidenced by the Note and secured by the other Loan Documents, and interest shall be computed thereon as prescribed by this Agreement and the Note, from the date advanced to or for the benefit of Borrower.

     No Advance shall constitute a waiver of any condition precedent to the obligation of any Lender to make any further Advance or preclude such Lender from thereafter requiring Borrower to satisfy any such condition precedent with respect to any prior or further Advance. No Advance shall constitute a waiver of any default or Event of Default hereunder which may exist at the time of said Advance, whether or not the same is known to such Lender. All conditions precedent to the obligation of each Lender to make any Advance are imposed hereby solely for the benefit of such Lender, and no other party may require satisfaction of any such condition precedent or shall be entitled to assume that such Lender will make or refuse to make any Advance in the absence of strict compliance with such condition precedent. All requirements of this Agreement may be waived by each Lender, in whole or in part, at any time.

     Each Lender may, but shall not be obligated to, advance to itself, when due, from the proceeds of the Loan, without further order or request from Borrower, all interest payable to such Lender under the terms hereof or of the Note, and may, at such Lender's option, without any obligation to do so, advance to itself all other sums due or to become due to such Lender under this Agreement or under any of the other Loan Documents, including but not limited to its fees, administration fees, attorneys' fees, other consultants' fees and all out-of-pocket expenses incurred by such Lender in connection with this Agreement and with the Loan. Each Lender shall also have the right, but not the obligation, after the occurrence of an Event of Default, to advance and directly apply the proceeds of the Loan to the satisfaction of any of Borrower's other obligations hereunder or under any of the other Loan Documents.

3.2 - Inspections
-------------------

     Agent shall have access to each Real Estate Asset at all reasonable times and shall have the right to enter each Real Estate Asset and to conduct such inspections thereof as it shall deem necessary or desirable for the protection of the Lender's interests; provided that Agent gives reasonable prior notice thereof to Borrower. Borrower may elect to accompany Agent on any such inspections. No Lender shall be obligated to conduct any inspection of any Real Estate Asset.

     Neither Borrower nor any third party shall have the right to use or rely upon any reports generated by Agent for any purpose whatsoever. Borrower shall be responsible for making its own inspections of each Approved Asset.

3.3 - Lender Responsibility
---------------------------

     It is expressly understood and agreed that neither Agent nor any Lender assumes liability or responsibility for the any representations made by Borrower or for any acts on the part of Borrower.

3.4 - Procedure for Advances
----------------------------

     A. At the time of each Advance, there shall exist no default or Event of Default hereunder, and all representations and warranties made herein shall be true and correct on and as of each Advance Date with the same effect as if made on that date. Each Advance shall be made pursuant to a Draw Request submitted by Borrower to Agent on behalf of the Lenders.

     B. Not later than 10:00 A.M. (Minneapolis time) two (2) Eurodollar Business Days prior to the Advance Date if any portion of the requested Advance is desired by Borrower to be a Eurodollar Rate Advance, and one Business Day prior to the Advance Date if any portion of the requested Advance is to be a Reference Rate Advance, Borrower shall deliver to Agent (with a copy to each Lender) a request, in writing, designating the amount of such portion (in the minimum amount of $1,000,000.00 and in integral multiples of $100,000.00 in excess thereof) and designating the initial Interest Period applicable thereto. Notwithstanding anything herein set forth to the contrary, there may not be more than five (5) Eurodollar Rate Advances outstanding at any given time during the term of the Note. If no such request is made by Borrower with respect to any Advance, the entire Advance shall be deemed to be a Reference Rate Advance.

     C. On each Advance Date, if all the terms and conditions of this Agreement have been complied with by Borrower, to the satisfaction of Lenders, if no default or Event of Default exists hereunder, and if Lenders have approved the Draw Request, each Lender shall advance to Agent its Commitment Percentage of the principal amount of the requested Advance by delivering to Agent a wire transfer of funds. Agent shall then forward the Advance to Borrower. All Advances actually so made shall be deemed to be loans to Borrower, shall reduce the available amount of the Revolving Loan Commitment, and shall bear interest at the rates provided herein from the date so advanced.

     D. To the extent agreed upon by the Lenders, each Lender shall also have the right, but not the obligation, to advance and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder or under the other Loan Documents. Any Advance by a Lender for such purpose shall be part of the Loan and shall be evidenced and secured by the Loan Documents from the date made. Borrower hereby authorizes each Lender to hold, use, advance and apply Loan proceeds for the payment or performance of any obligation of Borrower hereunder, including but not limited to the obligation to pay interest on the Loan.

     E. In the event that a Lender shall determine, in its sole judgment, that proper documentation to support a requested Advance, as required by this Agreement, has not been furnished, it may withhold payment of such Advance, or of such portion of such Advance as shall not be so supported by proper documentation, and shall promptly notify Borrower of the discrepancy in or omission of such documentation. Until such time as such discrepancy or omission is corrected to the satisfaction of such Lender, it may withhold such funds.

     F. Borrower shall provide notice to Agent in the Draw Request of the proposed use of the requested Advance. If Borrower anticipates using the Advance for purposes of financing construction on a Real Estate Asset Under Development, Borrower shall provide evidence to Agent at the time of each such Draw Request that Borrower has entered into leases for not less than fifty percent (50%) of the rentable square footage of such Real Estate Asset Under Development. If Borrower fails to provide the foregoing evidence, Lenders shall have no obligation to make the requested Advance for such construction.

                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF BORROWER
                  ------------------------------------------

Each Borrower represents and warrants to Agent and Lenders that:

4.1 - Legal Status of Borrower
------------------------------

     Such Borrower is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Maryland and is duly authorized to transact business in the jurisdictions in which the Approved Assets owned by it are located, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business, to acquire, develop, demolish, construct, renovate, expand, equip, own and operate each Approved Asset owned by such Borrower and to execute, deliver and perform this Agreement and the other Loan Documents; and this Agreement and the other Loan Documents executed to date by such Borrower have been duly authorized, executed and delivered by and on behalf of such Borrower so as to constitute this Agreement and said other Loan Documents the valid and binding obligations of such Borrower, enforceable in accordance with their terms.

4.2 - No Breach of Applicable Agreements or Laws
------------------------------------------------

     The consummation of the transactions contemplated hereby and the execution, delivery and/or performance of this Agreement and the other Loan Documents will not result in any breach of or constitute a default under the organizational documents of Borrower and Guarantor, any mortgage, deed of trust, lease, bank loan, credit agreement, guaranty or other instrument or violate any Governmental Requirements, to which such Borrower or Guarantor is a party, or by which such Borrower or Guarantor may be bound or affected.

4.3 - No Litigation or Defaults
-------------------------------

     There are no actions, suits or proceedings pending or, to the knowledge of such Borrower, threatened, in writing, against or affecting such Borrower, Guarantor or the Approved Assets, in which an adverse result would have a material adverse effect upon such Borrower, Guarantor or the Approved Assets, except as listed on Schedule 4.3 attached hereto and hereby made a part hereof,
                    ------------
or involving the validity or enforceability of the Loan Documents or the priority of the lien thereof, at law or in equity; and, to the best knowledge of Borrower and Guarantor, neither Borrower nor Guarantor is in default under any order, writ, injunction, decree or demand of any court or any administrative body having jurisdiction over such Borrower or Guarantor.

4.4 - Financial and Other Information
-------------------------------------

     The financial statements of, and other financial and cash flow information for, Borrower and Guarantor on a consolidated basis previously or hereafter delivered to Lenders fairly and accurately present, or will, in all material respects, fairly and accurately present, the financial condition of Borrower and Guarantor on a consolidated basis as of the dates of such statements and information, and the cash flows of each Borrower and Guarantor for the periods covered by such information, and neither this Agreement nor any document, financial statement, financial, cash flow or credit information, certificate or statement referred to herein or furnished to Lenders by each Borrower and Guarantor contains, or will contain, any untrue statement of a material fact or omits, or will omit, a material fact, or is or will be misleading in any material respect.

4.5 - No Defaults under Loan Documents or Other Agreements
----------------------------------------------------------

     There is, and, until Agent and Lenders have been fully repaid the entire indebtedness evidenced or to be evidenced by the Note, there will be, no default or Event of Default on the part of Borrower under the Loan Documents and none of Borrower nor Guarantor is or will be in default under any instrument or agreement under and subject to which any recourse indebtedness in excess of $100,000.00 in the aggregate or any nonrecourse indebtedness in excess of $10 million in the aggregate for borrowed money has been issued or is secured, and no event has occurred, or will occur, which, with the lapse of time or the giving of notice or both, would constitute an Event of Default thereunder.

4.6 - Fiscal Years
------------------

     The fiscal year of each Borrower and of Guarantor ends on December 31.

4.7 - Guarantor
---------------

     Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all power, authority, permits, consents, authorizations and licenses necessary to carry on its business in the State of Maryland and to execute, deliver and perform the Guaranty and the other Loan Documents to which it is or will be a party, and all actions required to authorize the execution, delivery and performance by it of the Guaranty and such other Loan Documents have been duly taken and are in full force and effect; and the Guaranty and such other Loan Documents have been duly authorized, executed and delivered by and on behalf of Guarantor so as to constitute the Guaranty and such other Loan Documents, when executed by Guarantor, to be the valid and binding obligations of Guarantor, enforceable in accordance with their terms.

4.8 - No Brokers
----------------

     Borrower has not dealt with any brokers in connection with this Loan and no brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Advances. Lenders shall not be responsible for the payment of any fees or commissions to any broker and Borrower shall indemnify, defend and hold Lenders harmless from and against any claims, liabilities, obligations, damages, costs and expenses (including attorneys' fees and disbursements) made against or incurred by Lenders as a result of claims made by any broker or person claiming by, through or under Borrower, Guarantor or their affiliates in connection with the Loan.

4.9 - No Violation of Usury Laws
--------------------------------

The undersigned represents and warrants that the Loan and this Note are made exclusively for business purposes in connection with holding, developing, and managing real estate for profit, within the meaning and intent of Maryland Code Annotated, Commercial Law Section 12-103(e), as amended, and that none of the proceeds of the Loan or the Note will be used for personal, family or household purposes of any person.

4.10 - Subsidiaries
-------------------

     Except for Saul Subsidiary I Limited Partnership, Saul Subsidiary II Limited Partnership, Guarantor, Saul QRS, Inc. and SC Finance Corporation, there are no entities which are required under GAAP to be consolidated with Holdings for financial reporting purposes, except as otherwise disclosed to Agent in writing from time to time.


4.11 - Miscellaneous
--------------------

Borrower is not

     A. Engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board), and the value of all margin stock owned by Borrower does not constitute more than twenty-five percent (25%) of the value of the assets of Borrower. No portion of any Advance is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     B. An "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

     C. A "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a holding company or a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

4.12 - REIT Status.  Guarantor has not taken any action that would prevent it
------------------
from maintaining its existence as a qualified real estate investment trust within the meaning of the Internal Revenue Code; for its tax year ended December 31, 1997 or from maintaining such qualification at all times during the term of the Revolving Commitment and for so long as any Letter of Credit remains outstanding.

4.13 - Title to Properties.
--------------------------

     The Borrower has good title as of the Closing Date (with respect to Approved Assets designated as such on the Closing Date) or the date of designation as an Approved Asset (with respect to Approved Assets acquired and/or designated as such after the Closing Date), and in each case to the best of its knowledge thereafter, the Borrower or Guarantor holds good and clear record and marketable fee simple title to, subject to no mortgages, conditional sales agreements, title retention agreements, liens or, except as otherwise set forth in the title reports delivered by Borrower, encumbrances.


THE WARRANTIES AND REPRESENTATIONS IN THIS ARTICLE IV, AND ANY ADDITIONAL REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN AND IN THE OTHER LOAN DOCUMENTS, SHALL BE DEEMED TO HAVE BEEN RENEWED AND RESTATED BY BORROWER AND GUARANTOR AT THE TIME OF EACH REQUEST BY BORROWER FOR AN ADVANCE.


                                  ARTICLE V.
                             COVENANTS OF BORROWER
                             ---------------------

While this Agreement is in effect, and until Agent and Lenders have been paid in full the principal of and interest on all Advances made by Lenders hereunder and all other amounts payable hereunder and under the other Loan Documents and so long as any Letter of Credit is outstanding:

5.1 - Paying Costs of Loan
--------------------------

     Borrower shall pay all reasonable costs and expenses of Agent and all costs and expenses of Borrower in connection with each Approved Asset and the Loan, the preparation and review of the Loan Documents and the evaluation, making, closing, funding, administration, transfer and/or repayment of the Loan and the review of Unencumbered Assets, including but not limited to the attorneys' fees, consultants' fees, administration fees, and all other costs and expenses payable to third parties incurred by Agent or Borrower in connection with the Loan.
Such costs and expenses shall be so paid by Borrower whether or not the Loan is fully advanced.

5.2 - Maintenance of Ownership Structure
----------------------------------------

     The current limited partners of Saul Holdings Limited Partnership, those Persons controlling, controlled by or under common control with such current limited partners, and such other persons or entities as the Agent may approve in writing upon the written request of Borrower, shall continue to own legally and beneficially, directly or indirectly, thirty percent (30%) or more, in the aggregate, of (x) the limited partnership units of Borrower and (y) the common stock of the Guarantor on a fully diluted basis. Borrower shall immediately give written notice of the violation of this covenant to Agent.

5.3 - Keeping of Records
------------------------

     Borrower shall set up and maintain accurate and complete books, accounts and records pertaining to each Approved Asset in a manner reasonably acceptable to Lenders. Borrower will permit representatives of Agent to have free access to and to inspect and copy all books, records and contracts of Borrower relating to each Approved Asset, and will permit representatives of Agent to have free access to and to inspect and copy all other books, records and contracts of Borrower at all reasonable times and upon reasonable prior notice to Borrower. Any such inspection shall be for the sole benefit and protection of Agent, and neither Agent nor any Lender shall have any obligation to disclose the results thereof to Borrower or to any third party.

5.4 - Providing Financial Information
-------------------------------------

     Borrower shall furnish to Lenders such financial information concerning each Borrower and Guarantor, and each Borrower's and Guarantor's other assets and investments, as each Lender may reasonably request, and shall furnish to Agent, at Borrower's sole cost and expense the following:

     A.   Fiscal Year.  Not later than one hundred ten (110) days after the end
          -----------
of each fiscal year, a consolidated balance sheet, a consolidated statement of profit and loss and consolidated statement of cash flows, as of the end of such fiscal year, for the Guarantor and Saul Holdings Limited Partnership ("HOLDINGS"), on a
consolidated basis certified by independent accountants satisfactory to Agent as being complete and correct and fairly presenting the financial condition and results of operations as of the end of such year and for that fiscal year for Guarantor and Holdings together with a statement from the chief financial officer for each of the Borrower and the Guarantor, in the forms attached hereto as Exhibits B-4 and B-5.
   ------------     ---

     B.   Fiscal Quarter.
          --------------

          (i) Not later than fifty (50) days after the end of each fiscal quarter, a balance sheet, statement of profit and loss and statement of cash flows for such fiscal quarter, for the Guarantor and its consolidated subsidiaries, to be prepared on an accrual basis and certified as complete and correct by the chief financial officer of such entities; and

          (ii) Not later than fifty (50) days after the end of each fiscal quarter, a statement from the chief financial officer for each of the Borrower and the Guarantor, in the forms attached hereto as Exhibits B-4 and B-5,
                                                   ------------     ---
together with documentation showing all calculations necessary to support such statement.

     C. Copies of all 8Ks, 10Ks and 10Qs filed with the U.S. Securities and Exchange Commission, the Maryland State Securities Commission, and any other state regulators regarding the Guarantor, which shall be delivered to Agent (with a copy to each Lender) as and when filed or distributed; and

     D. Budget. Not later than sixty (60) days after the end of each fiscal year, a copy of the pro forma operating and capital budgets for each of the Approved Assets for the succeeding fiscal year, which Budget shall be in form satisfactory to the Agent, in its reasonable discretion.

     E. Rent Rolls. Not later than forty-five (45) days after the end of each fiscal quarter, a copy of the rent roll for each of the Approved Assets as of the end of such quarter in form satisfactory to the Agent, and a tenant lease expiration summary, each certified as being true, correct and complete by the chief financial officer of the Borrower.

     F. Such other statements or reports as the Lenders may through Agent reasonably request in form and detail satisfactory to such Lenders.

All such financial statements shall be in reasonable detail, shall be prepared in general accordance with GAAP (except that assets may be valued based on market value), or in accordance with another accounting method acceptable to Agent, and shall be certified as true, correct and complete by Borrower (by its chief financial officer) or Guarantor. In addition, Borrower shall permit Agent and each Lender to examine all of Borrower's and Guarantor's books and records pertaining thereto.

5.5 - Maintaining Insurance Coverage
------------------------------------

     Borrower shall, at all times until Agent and Lenders have been fully repaid all indebtedness evidenced by the Note, maintain, or cause to be maintained, in effect, adequate insurance with respect to each Approved Asset.

5.6 - Transferring, Conveying or Encumbering Approved Assets; Payment of
------------------------------------------------------------------------
Impositions and Liens; Maintenance of Existence
-----------------------------------------------

     Borrower shall not voluntarily or involuntarily agree to, cause, suffer or permit (A) any sale, transfer or conveyance of any interest of Borrower, legal or equitable, in any Approved Asset or any part or portion thereof; or (B) any mortgage, pledge, encumbrance or lien to be imposed or remain outstanding against any Approved Asset, or any security interest to exist therein (hereinafter each called an "ENCUMBRANCE"), except as created by the Loan Documents (if any), without, in each instance, complying with the provisions of
SECTION 2.B.4 hereof. In the event that any Encumbrance arises against any Approved Asset, Borrower shall give written notice thereof to Agent within five
(5) days after the imposition of such Encumbrance. Agent shall thereupon recalculate Loan Availability taking into account such Encumbrance. If necessary, Borrower shall make a payment as required pursuant to SECTION 2.B.3 if Loan Availability is then less than Total Revolving Outstandings.

     Borrower shall, before any penalty or interest attaches thereto because of delinquency in payment, pay and discharge, or cause to be paid and discharged, all taxes, assessments, levies and governmental charges imposed upon or against each Approved Asset or upon or against the Note or the indebtedness evidenced hereby (hereinafter referred to as "IMPOSITIONS"). In the event any Impositions are payable in installments, Borrower shall have the right to pay the same in such installments, even though such Impositions then bear interest, so long as Borrower pays each such installment prior to delinquency. Borrower shall not suffer to exist and shall promptly pay and discharge any mechanic's, statutory or other lien or Encumbrance on the Approved Asset or any part thereof (hereinafter collectively referred to as "LIENS"). In the event that any Imposition or Lien arises against any Approved Asset, Borrower shall give written notice thereof to Agent within five (5) days after the occurrence of such Imposition or Lien. Agent shall thereupon recalculate Loan Availability taking into account such Imposition or Lien. If necessary, Borrower shall make a payment as required pursuant to SECTION 2.B.3 if Loan Availability is then less than Total Revolving Outstandings.

     Each Borrower shall maintain its existence as a duly organized and qualified limited partnership, in good standing under the laws of the state of its formation and the laws of each state in which any Approved Asset is located, and neither Borrower nor Guarantor shall be dissolved, merged, wound-up or terminated. Borrower will cause Guarantor to do or cause to be done all things necessary to preserve and keep in full force and effect Guarantor's existence as a Maryland corporation. Borrower will cause Guarantor at all times to maintain its existence as a qualified real estate investment trust (a "REIT") within the meaning of the Internal Revenue Code and not to take any action which could lead to its disqualification as a REIT. Within thirty (30) days after request by Agent from time to time, Guarantor shall provide evidence that Guarantor continues to qualify as a REIT.

5.7 - Complying with the Loan Documents, Contracts and Laws
-----------------------------------------------------------

     Borrower shall cause all of the representations, warranties and covenants herein to remain true and correct during the term of the Loan, shall comply with and perform all of its agreements and obligations under the Loan Documents, and shall comply with all requests by Lenders which are consistent with the terms thereof. Borrower shall promptly provide Agent with copies of any notices of default or deficiency received from any creditor under loans with a principal balance in excess of $100,000.00 and shall promptly cure the same. Borrower shall comply in all material respects with all applicable laws, rules, regulations, orders and directions of any governmental authority having jurisdiction over it or its business.

5.8 - Financial Covenants
-------------------------

     Borrower hereby covenants and agrees that so long as the Revolving Commitment remains outstanding:

     A. Minimum Equity Value. As of the end of each fiscal quarter and any other Calculation Date, Borrower shall provide evidence to Agent that Borrower has Minimum Equity Value of not less than the sum of $150 million plus ninety percent (90%) of Net Equity Proceeds.

     B. Portfolio Loan to Value. As of the end of each fiscal quarter and any other Calculation Date, Borrower shall provide evidence to Agent that the ratio of Total Adjusted Outstanding Indebtedness to Capitalization Value does not exceed sixty five percent (65%).

     C. Interest Expense Coverage. As of the end of each fiscal quarter and any other Calculation Date, Borrower shall provide evidence to Agent that the ratio of Adjusted EBITDA to Interest Expense is not less than 1.90 to 1.

     D. Debt Service Coverage. As of the end of each fiscal quarter and any other Calculation Date, Borrower shall provide evidence to Agent that the ratio of Adjusted EBITDA to Debt Service is not less than 1.60 to 1.

     E. Minimum Fixed Rate Debt. Borrower covenants and agrees that not less than seventy five percent (75%) of Total Adjusted Outstanding Indebtedness shall
(x) accrue interest at a fixed rate of interest and (y) have a term of not less than five (5) years. Absent Lenders' prior written approval, the Revolving Commitment shall constitute the only unsecured indebtedness incurred by Borrower which accrues interest at a floating rate of interest. In addition, Borrower hereby agrees that to the extent Borrower would like to incur secured indebtedness accruing interest at a floating rate of interest from time to time, Borrower shall provide prior written notice to Agent. In the event that at any time Borrower intends to receive advances under indebtedness accruing interest at a floating rate of interest (including the Revolving Commitment), which advances aggregate in excess of $60 million, then Borrower shall provide prior written notice thereof to Agent and the Lenders may thereupon require that the Borrower make interest rate protection arrangements satisfactory to Borrower and Lenders with respect to all advances of floating rate indebtedness (including the Revolving Commitment) exceeding in the aggregate $60 million. The Borrower shall thereafter maintain such arrangements in full force and effect, and shall not, without the approval of the Lenders, modify, terminate, or transfer such arrangements.

     F. Payout Ratio. For each of the following calendar years, Distributions shall not exceed the following percentage of Funds from Operations with respect to the Borrower and the Guarantor on a consolidated basis:

          Calendar Year                      Percentage
          -------------                      ----------
              1997                                       96%
              1998                                       94%
              1999                                       92%

5.9  Miscellaneous
---  -------------

Each Borrower shall also:

     A. Maintain its qualification to transact business in its state of organization, in each state in which an Approved Asset is located, and in each jurisdiction where failure so to qualify would permanently preclude Borrower from enforcing its rights with respect to any material asset or would expose Borrower to any material liability.

     B. File all tax returns and reports which are required by law to be filed by it and pay before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it and all claims or demands of any kind which, if unpaid, might result in the creation of a lien upon its property; provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings in accordance with the applicable terms of SECTION 5.6, and as long as Borrower's title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with, and adequate reserves with respect thereto have been set aside on Borrower's books in accordance with GAAP. The provisions of SECTION 5.6 shall control over the provisions of this Subsection if and to the extent such provisions are inconsistent.

     C. Give prompt written notice to Agent of (i) the breach of any representation, warranty or covenant contained in this Agreement or in any of the Loan Documents (which notice shall be accompanied by a certificate from

Borrower in the form of Exhibit B-8 attached hereto); (ii) the creation of any
                        -----------
Encumbrance, Lien or Imposition in excess of $50,000.00 against any Approved Asset; (iii) the occurrence of any Capital Event (which notice shall be accompanied by a certificate from Borrower in the form of Exhibit B-6 attached
                                                          -----------
hereto) and any release or threatened release of Hazardous Substances, any violation of Environmental Laws or similar environmental event with respect to a Real Estate Asset that could become a Disqualifying Environmental Event; and
(iv) the commencement of any action, suit or proceeding before any court or arbitrator or any governmental department, board, agency or other instrumentality affecting any Borrower or Guarantor or any property of any Borrower or Guarantor or to which any Borrower or Guarantor is a party in which an adverse determination or result could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of any Borrower or Guarantor or on the ability of any of them to perform its respective obligations under this Agreement and the other Loan Documents, stating the nature and status of such action, suit or proceeding. The Borrower will and will cause the Guarantor to give notice to the Agent in form and detail reasonably satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower the Guarantor in an amount in excess of $100,000.

     D. Maintain, preserve, protect and keep the Real Estate Assets in good repair, working order and condition and make all necessary and proper repairs, renewals and replacements, normal wear and tear excepted.

                                  ARTICLE VI.
                                   DEFAULTS
                                   --------

6.1 - Events of Default
-----------------------

     Each of the following events shall constitute an Event of Default under this Agreement:

     A. Borrower shall default in the payment of principal due according to the terms hereof or of the Note and shall fail to cure said default within five
(5) days after the due date thereof, provided, however, in no event shall such grace period apply with respect to payments due on the Termination Date;

     B. Borrower shall default in the payment of interest on Advances made by Lenders, or in the payment of any fees, including any Letter of Credit Fee, or any other amounts payable hereunder, under the Note or under any of the other Loan Documents and shall fail to cure said default within five (5) days after the due date thereof;

     C. Borrower shall default in the performance of or fail to observe any of the covenants contained in Section 5.8 of this Agreement and such default, if
                           -----------
curable, as determined by Agent, is not cured within ten (10) days;

     D. Borrower shall default in the performance or observance of any other agreement, covenant or condition required to be performed or observed by Borrower under the terms of this Agreement or the Loan Documents, which default, if curable, is not cured within thirty (30) days after Agent on behalf of Lenders gives Borrower written notice thereof;

     E. Any representation or warranty made by any Borrower or Guarantor in this Agreement or in any of the other Loan Documents, or in any certificate or document furnished under the terms of this Agreement or in connection with the Loan, shall be untrue or incomplete in any material respect;

     F. Any other event or occurrence herein expressly stated to be an Event of Default occurs or exists;

     G. Any Loan Document is not in full force and effect or a default has occurred and is continuing thereunder after giving effect to any cure or grace period in any such document;

     H. Any mortgaging, conveyance or other voluntary transfer or encumbrance of any of the Approved Assets or any portion thereof occurs without the prior consent of Agent; provided, however, the prior consent of the Lenders shall be required with respect to any mortgaging, conveyance or other voluntary transfer or encumbrance of any of the Major Assets or any portion thereof ;

     I. Borrower or Guarantor shall commit an act of bankruptcy, shall file a voluntary petition in a bankruptcy, reorganization, composition, readjustment, arrangement, insolvency, liquidation, dissolution or similar proceeding under any present or future statute, law or regulation, shall consent to voluntary or involuntary adjudication in bankruptcy or to reorganization, or shall be adjudicated bankrupt or insolvent under any applicable law or laws pursuant to a voluntary proceeding, or admits, in writing, to having become insolvent or to be unable to pay its debts as they become due, or becomes unable to pay its debts as they mature, or makes an assignment for the benefit of its creditors, or is dissolved, liquidated, terminated or merged, or if it applies for, or if it consents to, the appointment of a trustee, custodian or receiver for it or a substantial portion of its assets.

     J. A custodian, trustee or receiver is appointed for any portion of the assets of Borrower or Guarantor, or an involuntary petition in bankruptcy or insolvency is filed against Borrower or Guarantor and is not discharged within ninety (90) days after such appointment or filing;

     L. Borrower or Guarantor permits the attachment or judicial seizure of any of its assets with a value in excess of One Hundred Thousand and No/100ths Dollars ($100,000.00);

     M. Borrower or Guarantor shall be dissolved, liquidated, terminated or merged without Lenders' prior written consent;

     N. Guarantor shall be terminated, dissolved, liquidated or wound-up, or shall contest, repudiate or purport to revoke the Guaranty, or the Guaranty for any reason (except pursuant to the express terms thereof) shall cease to be in full force and effect as to Guarantor or shall be judicially declared unenforceable or null and void;

     O. Any entity comprising the Borrower or Guarantor is enjoined, restrained or in any way prevented by any court order or judgment or if a notice of lien, levy, or assessment is filed of record with respect to all or any part of the Approved Assets by any governmental department, office or agency which could materially adversely affect the performance of the obligations of such parties hereunder or under the Loan Documents, or if any proceeding is filed or commenced seeking to enjoin, restrain or in any way prevent the foregoing parties from conducting all or a substantial part of their respective business affairs and failure to vacate, stay, dismiss, set aside or remedy any of the foregoing within sixty (60) days after the occurrence thereof.

     P. The default (after the expiration of any notice or cure periods) under any recourse indebtedness in excess of $100,000.00 in the aggregate or any nonrecourse indebtedness in excess of $10 million in the aggregate of Borrower or Guarantor or the maturity of any recourse indebtedness in excess of $100,000.00 in the aggregate or any nonrecourse indebtedness in excess of $10 million in the aggregate of Borrower or Guarantor (other than indebtedness under this Agreement) shall be accelerated, or Borrower or Guarantor thereof shall fail to pay any such recourse indebtedness in excess of $100,000.00 in the aggregate or any nonrecourse indebtedness in excess of $10 million in the aggregate, in each case when due (after the lapse of any applicable grace period) or, in the case of such indebtedness payable on demand, when demanded (after the lapse of any applicable grace period), or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such indebtedness or any trustee or other person, party or entity acting on behalf of such holder to cause, such recourse indebtedness in excess of $100,000.00 in the aggregate or any nonrecourse indebtedness in excess of $10 million in the aggregate to become due prior to its stated maturity or to realize upon any collateral given as security therefor.

     Q. There shall occur a material adverse change of any kind, financial or otherwise with respect to any Borrower or Guarantor, as determined by Majority Lenders in their sole discretion.

     R. There shall occur any default or event which with the giving of notice, passage of time or both, would be a default under any other loans from one or more Lenders to Borrower or Guarantor;

6.2 - Rights and Remedies
-------------------------

Upon the occurrence of an Event of Default, unless such Event of Default is subsequently waived in writing by Agent on behalf of Lenders, Agent, acting on behalf of the Lenders, or Lenders, as the case may be, shall be entitled, at the option of Lenders, to exercise any or all of the following rights and remedies, consecutively or simultaneously, and in any order:

     A. Lenders may make one (1) or more further Advances, without liability to make any subsequent Advances.

     B. Lenders may suspend their obligation to make Advances under this Agreement, without notice to Borrower.

     C. Subject to the provisions of SECTIONS 2.A.9 and 2.A.10, Lenders may terminate their obligation to make Advances under this Agreement, and may declare the entire unpaid principal balance of the Advances made under this Agreement and all Reimbursement Obligations to be immediately due and payable, together with accrued and unpaid interest on such Advances, without notice to or demand on Borrower.

     D. Agent may terminate its obligation to issue, extend or renew Letters of Credit.

     E. Lenders may exercise any or all remedies specified herein and/or in the other Loan Documents, and/or any other remedies which they may have therefor at law, in equity or under statute.

     F. Agent, on behalf of Lenders, may cure the Event of Default on behalf of Borrower.

     G. Borrower hereby irrevocably authorizes Lenders to set off any sum due to or incurred by Lenders against all deposits and credits of Borrower with, and any and all claims of Borrower against, Lenders. Such right shall exist whether or not Lenders shall have made any demand hereunder or under any other Loan Document, whether or not said sums, or any part thereof, or deposits and credits held for the account of Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to Lenders. Lenders agree that, as promptly as is reasonably possible after the exercise of any such setoff right, Agent shall notify Borrower of the exercise by Lenders of such setoff right; provided, however, that the failure of Agent to provide such notice shall not affect the validity of the exercise of such setoff rights. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on Lenders to all rights of banker's lien, setoff and counterclaim available pursuant to law.

In addition, upon the occurrence of any event described in SECTION 6.1(F) hereof which will not become an Event of Default prior to the expiration of some period of time, Lenders may suspend their obligations to fund Advances hereunder immediately upon the occurrence of said event.

                                 ARTICLE VII.
                                 MISCELLANEOUS
                                 -------------

7.1 - Binding Effect; Waivers; Cumulative Rights and Remedies
-------------------------------------------------------------

     The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, legal representatives, successors and assigns, subject to the provisions of SECTION 5.6; provided, however, that neither this Agreement nor the proceeds of the Loan may be assigned by Borrower voluntarily, by operation of law or otherwise, without the prior written consent of Agent on behalf of the Lenders. No delay on the part of Agent or Lenders in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder constitute such a waiver or exhaust the same, all of which shall be continuing. The rights and remedies of Lenders specified in this Agreement shall be in addition to, and not exclusive of, any other rights and remedies which Lenders would otherwise have at law, in equity or by statute, and all such rights and remedies, together with Lenders' rights and remedies under the other Loan Documents, are cumulative and may be exercised individually, concurrently, successively and in any order.

7.2 - Survival
--------------

     All agreements, representations and warranties made in this Agreement shall survive the execution of this Agreement, the making of the Advances by Lenders, and the execution of the other Loan Documents, and shall continue until Lenders receive payment in full of all indebtedness of Borrower incurred under this Agreement and under the other Loan Documents and for so long as any Letter of Credit remains outstanding.

7.3 - Governing Law; Waiver of Jury Trial
-----------------------------------------

     THIS AGREEMENT, THE RIGHTS OF THE PARTIES HEREUNDER, AND THE CONSTRUCTION, INTERPRETATION, VALIDITY AND ENFORCEABILITY HEREOF AND OF ALL OF THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES RELATING TO NATIONAL BANKS. BORROWER, AGENT AND LENDERS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE LOAN, THE LOAN DOCUMENTS AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY.

AT THE OPTION OF LENDERS, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT SITTING IN THE STATE OF MARYLAND OR MARYLAND STATE COURT; AND BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUM IS NOT CONVENIENT. IN THE EVENT BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, LENDERS, AT THEIR OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

7.4 - Counterparts
------------------

     This Agreement may be executed in any number of counterparts, all of which shall constitute a single Agreement.

7.5 - Notices
-------------

     Any notice required or permitted to be given by either party hereto to the other under the terms of this Agreement, or documents related hereto, shall be in writing and shall be sent by manual delivery, telegram, facsimile transmission, overnight courier, or United States registered or certified mail, return receipt requested (postage prepaid), addressed to such party at the address specified on the signature page hereof, or at such other address in the United States of America as such party shall have specified to the other party hereto in writing, at least ten (10) days prior to the effective date of said change of address. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four (4) days after the date of mailing if so mailed; provided, however, that any notice to Lenders designating, continuing or converting any Advance as or into a Eurodollar Rate Advance shall be deemed to have been given only when received by Lenders.

7.6 - No Third Party Reliance
-----------------------------

     No third party shall be entitled to rely upon this Agreement or to have any of the benefits of any Lender's interest hereunder, unless such third party is an express assignee of all or a portion of Lenders' interest hereunder.

7.7 - Sale of Loan; Participations or Syndication
-------------------------------------------------

     Any Lender may at any time sell, assign, transfer, syndicate, grant participations in or otherwise dispose of any portion of the Loan (each such interest so disposed of being herein called a "TRANSFERRED INTEREST") to banks, insurance companies or other financial institutions (hereinafter called "TRANSFEREES"), pursuant to such transfer agreements, co-lender agreements, participation agreements, and/or agency agreements into which such Lender and its Transferees may enter and by which Borrower shall agree in writing to abide. Borrower agrees that each Transferee shall be entitled to the benefits of this Agreement with respect to its Transferred Interest. In addition, Borrower hereby agrees that any Lender may, at any time and from time to time, in its ordinary course of business and in accordance with applicable law, (A) assign an undivided interest in the Loan to an affiliate of such Lender, or (B) pledge or assign the same to any Federal Reserve Bank in accordance with applicable law. At the request of any Lender, in the event of any such sale, assignment, transfer or syndication, Borrower shall execute separate new Notes to the assignor and its assignee, in the amounts of their respective interests in the Loan after said assignment, and shall deliver the same to the assignor and the assignee, in exchange for the assignor's existing Note. All such separate new Notes shall be entitled to all the rights and benefits accorded to the existing Note under the terms of the Loan Documents. No such assignment shall be binding upon Borrower until a Lender gives written notice thereof to Borrower. Agent and each Lender may divulge all information relating to Borrower, Guarantor or any Real Estate Asset which Agent or such Lender has to any actual or potential Transferee, and Borrower shall cooperate with Agent and each Lender in satisfying the requirements of any Transferee with respect to the transfer. Borrower agrees that each Transferee shall be entitled to the benefits hereof with respect to its Transferred Interest and that each Transferee may exercise any and all rights of banker's lien, setoff and counterclaim as if such Transferee were a direct lender to Borrower. If any Lender makes any assignment to a Transferee, then upon notice to Borrower such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a Lender hereunder and shall have all the rights and obligations of a Lender hereunder, and such Lender shall be released from its duties and obligations under this Agreement to the extent of such assignment. Borrower further acknowledges that notwithstanding the provisions of this Agreement which require the consent or approval of Agent, Majority Lenders or Lenders, the terms and provisions of the Intercreditor Agreement and any future Assignment and Assumption Agreement which any Lender(s) may execute from time to time in connection with a transfer of all or a portion of Loan may require that Agent or one or more Lenders obtain the consent or approval of another Person or Lender; provided, however in no event shall Agent obligate itself to obtain the approval of one or more Lenders with respect to the release of an Approved Asset which is not a Major Asset pursuant to SECTION 2.B.4. In the event of a conflict between the provisions of this Agreement relating to consent or approval and the provisions of the Intercreditor Agreement or any future Assignment and Assumption Agreement, the provisions of the Intercreditor Agreement and any future document shall control, whether or not Borrower is advised by Agent or any Lender of such conflict. Notwithstanding the foregoing, nothing contained herein shall require the Borrower to communicate directly with the Lenders in lieu of communicating with Agent on behalf of Lenders. While Agent may provide Borrower with a copy of the Intercreditor Agreement, as amended from time to time and any Assignment and Assumption Agreement executed from time to time and request that Borrower acknowledge the terms and provisions thereof, Borrower shall not have the right to approve or disapprove such agreements.

7.8 - Time of the Essence
-------------------------

     Time is of the essence hereof with respect to the dates, terms and conditions of this Agreement.

7.9 - Entire Agreement; No Oral Modifications
---------------------------------------------

     This Agreement, the Guaranty, the other Loan Documents and the other documents mentioned herein set forth the entire agreement of the parties with respect to the Loan and supersede all prior written or oral understandings and agreements between them with respect thereto. No modification or waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

7.10 - Captions
---------------

     The headings or captions of the Articles and Sections set forth herein are for convenience only, are not a part of this Agreement and are not to be considered in interpreting this Agreement.

7.11 - Borrower-Lender Relationship
-----------------------------------

     The relationship between Borrower and Lenders created hereby and by the other Loan Documents shall be that of a borrower and a lender only, and in no event shall any Lender be deemed to be a partner of, or a joint venturer with, Borrower.

7.12 - Rules of Interpretation
------------------------------

          In this Agreement, in the computation of a period of time from a specified date to a later specified date, unless otherwise stated, the word "from" means "from and including" and the word "to" or "until" each means "to but excluding". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Subsections, Exhibits, schedules and like references are to this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or" where permitted by the context.

7.13 - Expenses
---------------

Borrower agrees to pay (a) the costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent's outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, the costs incurred by the Agent in connection with its inspection of the Unencumbered Assets, and the fees and disbursements of the Agent's counsel in preparing the documentation, (d) [intentionally omitted], (e) all expenses (including attorneys' fees and costs, which attorneys may be employees of any Lender or the Agent, and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by the Lender or Agent in connection with any such enforcement proceedings) incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or any Guarantor or the administration thereof after the occurrence and during the continuance of an Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loan), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Agent's relationship with the Borrower or any of its Subsidiaries or any Guarantor, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with title searches or releases of Negative Pledge Agreements, and (g) all costs incurred by the Agent in the future in connection with its inspection(s) of the Unencumbered Assets. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Note.

                                 ARTICLE VIII.
                                     AGENT
                                     -----

8.1 - Authorization
-------------------

     The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Lenders to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Lenders. The Lenders shall notify Borrower of any successor to Agent by a writing signed by Lenders.

8.2 - Employees and Agents
--------------------------

     The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

8.3 - No Liability
------------------

     Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.

8.4 - Payments
--------------

     A. A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender such Lender's pro rata
                                                                     --- ----
share of payments received by the Agent for the account of the Lenders, as provided herein or in any of the other Loan Documents.

     B. If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Note, under the Intercreditor Agreement or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed
              --------
amounts in overnight obligations on behalf of the Lenders and interest thereon shall be paid pro rata to the Lenders. If a court of competent jurisdiction
              --- ----
shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

8.5 - Agent as Lender
---------------------

     In its individual capacity as a Lender, Agent shall have the same obligations and the same rights, powers and privileges in respect to the Advances made by it, and as the holder of any Note, as it would have were it not also the Agent.

8.6 - Successor Agent
---------------------

     Agent, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Lenders and to the Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Agent, which is a Lender under this Agreement. If, in the case of a resignation by the

Agent, no successor Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint any one of the other Lenders as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this SECTION 8.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person.

     IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed and delivered as of the day and year first above set forth.

WITNESS/ATTEST:                 SAUL HOLDINGS LIMITED PARTNERSHIP,
                                a Maryland limited partnership

                                By: Saul Centers, Inc., a Maryland corporation, its sole general partner

                                By:
                                     -------------------------------------------
                                     B. Francis Saul II
                                     Its:

WITNESS/ATTEST:                 SAUL SUBSIDIARY II LIMITED PARTNERSHIP,
                                a Maryland limited partnership

                                By: Saul Centers, Inc., a Maryland corporation, its sole general partner

                                By:
                                     -------------------------------------------
                                     B. Francis Saul II
                                     Its:

                                Address:  8401 Connecticut Avenue
                                          Chevy Chase, Maryland  20814

                                U.S. BANK NATIONAL ASSOCIATION


                                By:
                                   ---------------------------------------------
                                Address:  First Bank Place - MPFP0802
                                          601 Second Avenue South
                                          Minneapolis, Minnesota  55402-4302
                                          Attn:     Real Estate Banking
                                                    Division Head